Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Mersana Therapeutics, Inc. (the “Company”) for the quarter ended September 30, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the company, hereby certifies, pursuant to Section 1350 of Chapter 63 of Title 18, United States Code, that to the best of his knowledge:
1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2025	/s/ Martin Huber
Martin Huber, M.D.
President and Chief Executive Officer (Principal Executive Officer)

Dated: November 14, 2025	/s/ Brian DeSchuytner
Brian DeSchuytner
Senior Vice President, Chief Operating Officer and Chief Financial Officer (Principal Financial Officer)